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                                                                   EXHIBIT 10.11
                                                CONFIDENTIAL TREATMENT REQUESTED


SUBLEASE AGREEMENT FOR COMMERCIAL USE PROPERTY ENTERED INTO, ON ONE HAND, BY HOTELERA QUALTON, S.A. DE C.V., REPRESENTED HEREIN BY MR. JORGE LOPEZ NUNEZ, HEREINAFTER REFERRED TO AS THE "SUBLESSOR"; AND, ON THE OTHER HAND, IMPULSORA TURISTICA DE IXTAPA, S.A. DE C.V., REPRESENTED HEREIN BY MR. ALBERTO RIVERA CALDERON, ACCOUNTANT, AND HEREINAFTER REFERRED TO AS THE "SUBLESSEE".

                                    RECITALS

The SUBLESSOR declares through its legal representative that:

         1) It is a Commercial Company legally incorporated pursuant to Mexican law as evidenced by public deed number 106800 dated September 18, 1992, passed before the faith of Mr. Joaquin H. Caceres Ferraez, Notary Public number 21 in the Federal District, and recorded at the Public Registry of Property and Commerce in Mexico City, Federal District under commercial folio 168939 dated January 14, 1993. Additionally, its corporate purpose includes, among others, the following: "Purchase, sale, lease and operation of hotels, motels, restaurants and related services, as well as rendering administration and technical assistance services in the areas described above."

         2) Its representative has the sufficient powers to act as its representative, which were granted on September 18, 1992 before the faith of Mr. Joaquin H. Caceres, Notary Public Num. 21 of the Federal District and that such powers have not been revoked nor amended and that such powers have not been limited.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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         3) It executed on January 1, 1993 a separate agreement with the
Tropical Club de Ixtapa, S.A. de C.V., hereinafter referred to as the LESSOR, a Lease Agreement for the property subject matter of this agreement, in which it appears as the LESSEE.

         4) Article Twenty-Seven of such Lease Agreement authorizes the sublease of the property subject matter of this agreement, in the following terms:

         TWENTY-SEVEN. LESSEE may assign or sublet the leased property to one of its affiliates or subsidiaries. LESSOR hereby grants its express consent as of the date hereof to the foregoing. For the purposes of this article, affiliate or subsidiary shall mean any company in which, due to shareholding position or bylaw provisions or contractual provisions, the LESSEE is entitled to determine the manner in which its administrative bodies are composed or administrative decisions are made by such body. In the event that the LESSOR grants its consent for subletting, the LESSEE shall remain liable to the LESSOR as if the LESSEE continued using and enjoying the leased property; therefore, LESSEE agrees to not execute sublease agreements for a period exceeding the term of this agreement and to deliver to LESSOR, at the termination thereof, the leased property free of any occupants and free of any liability towards its SUBLESSEE(s). Concessions that by the very nature of the business need be granted to third parties for providing additional services to guests are expressly excluded from the foregoing.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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         5) That based on the article transcribed in the preceding recital, it has full authority to execute this agreement, granting a sublease to SUBLESSEE of the property described hereafter.

The SUBLESSEE declares through its legal representative that:

         1) It is a Commercial Company legally incorporated pursuant to Mexican law as evidenced by public deed number 16.649 dated August 24, 1998, passed before the faith of Mr. Jorge Rios Hellig, Notary Public number 115 in the Federal District, the recording of which is pending at the Public Registry of Property and Commerce in the Federal District.

         2) Its representative has the sufficient powers to act as its representative, as evidenced in the power granted in public deed number 17650 dated August 24, 1998 and passed before the faith of Mr. Jorge Rios Hellig, Notary Public Num. 115 of the Federal District and that such power has not been revoked nor amended and that such powers have not been limited.

BOTH PARTIES declare that:

         1) They mutually acknowledge their legal personality and legitimacy to appear and execute this agreement and that it is their intention to execute this sublease agreement and obligate themselves in the terms set forth hereunder, since it is in their best interest, as follows:

                                    ARTICLES

ONE.  SCOPE OF THE AGREEMENT.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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The scope of this agreement is the property known as Qualton Club Ixtapa located at Carretera Escenica sin numero, Playa Linda, Ixtapa-Zihuatanejo described below:

Land:

TOTAL AREA: 63,690.00 m(2)

CROSSING ROAD SECTION, LIMITS AND DIRECTION THAT IT FACES

On Calle Prol. Punta Ixtapa and the return roundabout to Punta Ixtapa on the sidewalk facing north.

MEASUREMENTS AND ADJACENT PROPERTIES

To the North: with a reserved zone owned by FONATUR

To the Northeast: with the Prol. Paseo Punta Ixtapa roundabout

To the Northwest: with a reserved zone owned by FONATUR

To the Southeast: with lot Num. 2-C owned by FONATUR

To the Southwest: with Federal Land-Maritime Zone.

To the West: with a Federal Land-Maritime Zone.

TOPOGRAPHY AND CONFIGURATION. Flat

HOUSING DENSITY. Hotel type.

CONSTRUCTION INTENSITY.  ***

EASEMENTS AND/OR LIMITATIONS.  ***.

Property:

CURRENT USE.  ***

TYPE OF CONSTRUCTION.

***


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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***
***
***

QUALITY AND CLASSIFICATION OF CONSTRUCTION.  ***

NUMBER OF LEVELS.  ***

APPROXIMATE AGE OF CONSTRUCTION.  ***

REMAINING USEFUL LIFE.  ***

STATE OF PRESERVATION.  ***

PROJECT QUALITY.  ***

RENTABLE UNITS OR CAPABLE OF BEING RENTED.  ***

TWO. The SUBLESSOR grants the SUBLESSEE a sublease on the property described above. Such sublease shall include everything that de facto or by law pertains to the property (both land and buildings edified on such land), including all equipment, furniture, fittings, plating, dinnerware, stemware and linens and other equipment required for the operation of the hotel. As of the date of this agreement and throughout its term and that of its extensions, if any, the SUBLESSEE shall be entitled to the exclusive possession of the property, operating equipment, furniture, machinery, boilers, etc. subleased.

THREE.  Use of the property


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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The property shall be used for commercial purposes as a hotel, including, in addition to the rendering of hotel services, services such as restaurant, bar, discotheque, events (party rooms, banquets, etc.), pool, dressers, tennis courts and gym.

FOUR.  Rent

Rent shall be *** per month. Rent shall be paid to SUBLESSOR within the first *** days of each month. SUBLESSOR shall provide SUBLESSEE with receipts of rent payment pursuant to the tax requirements set forth in law.

***

The monthly rent shall be paid at SUBLESSOR's domicile within the period set forth in the preceding paragraph. Payment shall be made in U.S. Dollars or in Mexican currency at the exchange rate published by the Central Mexican Bank for payment of obligations denominated in foreign currencies on the date payment is made.

***

SUBLESSEE may not withhold payment of the agreed upon rent unless SUBLESSOR has defaulted in its obligations hereunder and SUBLESSEE were obligated to expend necessary sums so that the property subject matter of this agreement is in compliance with the purpose for which it was leased.

FIVE.  Term of the agreement

The term of this agreement is a compulsory *** period for both parties commencing on the date of execution of this agreement.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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The term set forth in the preceding paragraph may be extended at the request of either of the parties. In such case, the legal relationship shall continue and be deemed unaltered, in other words, this shall not be understood as a novation of this agreement. Each and every article contained in this agreement shall prevail during any extension, with the sole exception of the updating of the rent, as agreed in terms of article four. ***

***

SIX. The SUBLESSEE shall not use the property for any other purposes than those set forth in article two of this agreement.

SEVEN. The SUBLESSOR hereby grants the SUBLESSEE express authorization so that SUBLESSEE may make the modifications that are necessary for the fulfillment of the uses for which the property is destined, including among such modifications, the expansion of the hotel capacity through the construction of new rooms or facilities. In order to carry out such modifications, the SUBLESSEE shall comply with the regulations in force in environmental and construction matters and shall obtain the applicable permits from the competent authorities.

The rent from rooms added to the hotel once they have been finished and are operational, shall be the same as the rent for the part of the hotel subleased in the first instance.

EIGHT. All repairs made to the property for its proper maintenance and preservation during the term of this agreement, as well as all modifications to which reference is made in the preceding article shall be borne by the ***.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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NINE. SUBLESSEE shall return the property, upon termination of this agreement, in the same conditions in which it was delivered by the SUBLESSOR (except for the modifications made to the property with the SUBLESSOR's authorization).

TEN. SUBLESSOR commits to delivering the property to SUBLESSEE in good and normal conditions for its use.

ELEVEN. SUBLESSOR commits to delivering the property at the time of execution of this agreement with telephone, water, gas and electricity services, as well as the applicable land use permits (license for the use of the federal land-maritime zone).

The payment of the contributions for water, gas and electricity, as well as for the renewal of the permits or the obtaining of new governmental permits required for providing the property with the use for which it is destined shall be the *** responsibility as of the date of execution of this agreement and until its termination.

TWELVE.  ***

         1)   ***

         2)   ***

         3)   ***

         4)   ***

         5)   ***


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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         6)   ***

         7)   ***

         8)   ***

         9)   ***

THIRTEEN. All equipment, including furniture and fittings, plating, dinnerware, stemware and linens and all other equipment required for the operation of the hotel shall be deemed property of the ***.

FOURTEEN. REPLACEMENT OF OPERATING EQUIPMENT. *** shall replace the HOTEL operating equipment during the term of this Agreement that *** deems convenient. Such replacements shall be borne by the ***.

Such replacements, once installed and concluded, shall become part of the HOTEL.

FIFTEEN. IMPROVEMENTS, ALTERATIONS AND/OR ADDITIONS. When improvements, alterations and/or additions are to be made to the property, *** shall carry them out. ***.

Such improvements, alterations and/or additions, once installed and concluded, shall become part of the HOTEL.

SIXTEEN. PREVENTIVE MAINTENANCE. *** shall maintain the HOTEL in good operating conditions, notwithstanding reasonable wear and tear and damages caused as a


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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result of fires, riots, disasters, events of force majeure or acts of God or other similar accidents. The expenses incurred by the *** in maintaining and repairing the HOTEL for its proper functioning shall be borne solely by the ***.

SEVENTEEN. STRUCTURAL CHANGES. If during the term of this agreement, *** sees the need to make structural changes or repairs to the HOTEL for the proper functioning of the HOTEL, or such structural changes are required pursuant to a court order, legal or regulatory requirement in force or coming into force during the term of this Agreement or pursuant to an express order of any competent authority, *** shall implement such changes or repairs with the prior written authorization of the ***.

In such an event, the structural changes and repairs shall be borne solely by the ***, whom expressly so accepts the foregoing, and the structural changes and repairs shall be implemented seeking to minimize hindrance to the HOTEL's activities. In the event that the *** refuses to pay for such restructuring expenses, *** shall pay such expenses ***.

EIGHTEEN. PERMITS AND LICENSES. All necessary permits and licenses and those permits and licenses which are required for the operation of the HOTEL, by regulations or administrative provisions, shall be obtained by the *** at its expense and shall be issued in its name. *** commits to maintaining such permits and licenses in force during the term and extensions of this Agreement and shall be responsible for the expenses incurred in connection therewith.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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NINETEEN. COMMITMENTS AND LIABILITIES. The provisions of this Agreement are not intended to constitute an Association or a company between SUBLESSOR and SUBLESSEE. Consequently, the SUBLESSEE's revenues and fees shall not be affected in any manner whatsoever as a result of its hotel activities or operation of the property.

TWENTY. PERSONNEL. *** shall pay ***, the payroll and related expenses of all *** employees that intervene in the hotel operation, such as Social Security, INFONAVIT, etc. ***. In this sense, the *** hereby undertakes to grant the *** or the person designated by the *** all general powers necessary in labor matters for the contracting, dismissal, termination, selection, etc. of personnel, as well as powers to appear before any labor authority, whether local or federal or judicial or administrative in nature, or labor unions to defend its interests. *** shall determine the number of employees.

It is hereby set forth and exclusively agreed that all personnel renders services exclusively to the *** and are not employed by the ***.

*** shall not be liable for such personnel with respect to wages or compensation to such employees, except for the provisions set forth in the applicable labor laws.

INSURANCE. *** shall maintain, at its sole expense, insurance that covers its civil and objective liability vis-a-vis the public, as well as business interruption insurance.

TWENTY-ONE. STANDARDS. During the term of this Agreement, the HOTEL shall operate in like form as other similar businesses of the Qualton Chain, maintaining the same standards of common order maintained in other businesses under its management


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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and ensuring good, efficient service, wholesome food and courteous and kind treatment for its clients.

SUBLESSEE may advertise the HOTEL as another hotel operated by the SUBLESSEE's chain and shall use the signs, trade names, and diagrams of its organization regarding the HOTEL administration.

SUBLESSOR acknowledges that it has no right whatsoever to the diagrams, insignias, emblems, trade names, trademarks and other similar legally protected property set forth and regulated by the intellectual and industrial property protection laws applicable to the SUBLESSEE, and that are used by the SUBLESSEE in its hotel operations. Furthermore, SUBLESSOR acknowledges that at the termination of this Agreement, SUBLESSOR shall refrain from using the signs and trade names and shall likewise make no statement or declaration that may induce the general public to believing that the HOTEL continues to be affiliated in any manner whatsoever to SUBLESSOR's system.

TWENTY-TWO. PARTICIPATION OF SUBLESSOR IN THE OPERATION. Pursuant to the agreement of the parties herein, the SUBLESSOR shall be entitled during the term of this agreement to request that SUBLESSEE acknowledge circumstances, or implement methods or systems that SUBLESSOR deems are convenient for the better operation of the HOTEL. SUBLESSEE shall be responsible for applying such standards.

TWENTY-THREE.  Early Termination.

***


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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         1)   ***

         2)   ***

         3)   ***

TWENTY-FOUR.  Jurisdiction and Authority of the Courts

The interpretation and fulfillment of this agreement shall be governed, as agreed by the parties, by the laws in force in the Federal District at the time of execution of this agreement and by the courts sitting in the Federal District. The parties hereby waive any forum that may be available to them by reason of their current or future domiciles or otherwise.

TWENTY-FIVE. For the purposes of this agreement, the parties designate the following as their domiciles:

SUBLESSOR                                              SUBLESSEE
Av. Constituyentes numero 647                          Carretera Escenica s/n
Colonia 16 de septiembre                               Playa Linda
Deleg. Miguel Hidalgo                                  Ixtapa-Zihuatanejo
C.P. 11810
Mexico, D.F.

The parties declare that there is no error, fraud, bad faith or any other vice of consent or violence at the time of execution of this agreement and that once this agreement was read, they sign it on August 25, 1998.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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            SUBLESSOR                            SUBLESSEE

      /s/ Jorge Lopez Nunez             /s/ Alberto Rivera Calderon
-------------------------------- -  --------------------------------------------


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